Provisions	12 Months Ended
Mar. 31, 2022
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions
26. Provisions

Provisions are recognised when an obligation exists resulting from a past event, and it is probable that cash will be paid to settle it, but the exact amount of cash required can only be estimated. The majority of our provisions relate to environmental remediation, specifically in relation to certain Superfund sites in the US, being sites we own or have owned in the past where hazardous substances are present as a result of the historic operations of manufactured gas plants in Brooklyn, New York. We also recognise provisions for decommissioning costs for various assets we would be required to remove at the end of their lives; the costs associated with restructuring plans; the costs in respect of insured past events; for certain Ofgem arrangements in respect of specific interconnectors which require the return of excess revenues above a cap; and for lease contracts we have entered into that are now loss-making.
In determining the quantum of the provision we recognise, we make estimates in relation to management’s best judgement of the evaluation of the likelihood and the probability of exposure to potential loss, and the costs that would be incurred. Should circumstances change following unforeseeable developments, the likelihood or quantum could alter.

Provisions are recognised where a legal or constructive obligation exists at the reporting date, as a result of a past event, where the amount of the obligation can be reliably estimated and where the outflow of economic benefit is probable.
The quantum of the provision recognised for decommissioning, environmental, restructuring and other costs is based on estimated future expenditure, discounted to present values. An initial estimate of decommissioning and environmental costs attributable to property, plant and equipment is recorded as part of the original cost of the related property, plant and equipment. Provisions to decommission significant portions of our regulated transmission and distribution assets are not recognised where no legal obligations exist, and a realistic alternative exists to incurring costs to decommission assets at the end of their life. In any case, even if a legal or constructive obligation did exist, it is not currently determinable when remediation work would take place and therefore no provision would be recorded at this point.
Changes in the provision arising from revised estimates, discount rates or changes in the expected timing of expenditure that relates to property, plant and equipment are recorded as adjustments to their carrying value and depreciated prospectively over their remaining estimated useful economic lives; otherwise such changes are recognised in the income statement.
The unwinding of the discount is included within the income statement within finance costs.

	Environmental £m	Decommissioning £m	Restructuring £m	Other £m	Total provisions £m
At 1 April 2020	2,071	254	35	294	2,654
Exchange adjustments	(185)	(9)	(1)	(21)	(216)
Additions	26	42	11	67	146
Unused amounts reversed	(38)	(27)	—	(16)	(81)
Unwinding of discount	66	7	—	5	78
Utilised	(161)	(16)	(19)	(62)	(258)
Reclassification to held for sale (note 10)	(79)	(7)	—	(10)	(96)
At 31 March 2021	1,700	244	26	257	2,227
Exchange adjustments	82	4	1	10	97
Additions	158	37	16	212	423
Acquisition of WPD (note 37)	—	37	—	29	66
Unused amounts reversed	(25)	(4)	(1)	(31)	(61)
Unwinding of discount	64	6	—	3	73
Utilised	(99)	(26)	(22)	(47)	(194)
Reclassification to held for sale (note 10)	(3)	(40)	(3)	(46)	(92)
At 31 March 2022	1,877	258	17	387	2,539

	2022	2021
	£m	£m
Current	240	260
Non-current	2,299	1,967
	2,539	2,227
26. Provisions continued
Environmental provisions
The environmental provision represents the estimated restoration and remediation costs relating to a number of sites owned and managed by subsidiary undertakings, together with certain US sites that National Grid no longer owns. The environmental provision is as follows:

	2022			2021
	Discounted £m	Real undiscounted £m	Real discount rate	Discounted £m	Real undiscounted £m	Real discount rate
UK sites	152	160	0.5%	167	171	0.5%
US sites	1,725	1,789	0.5%	1,533	1,583	0.5%
	1,877	1,949		1,700	1,754
The remediation expenditure in the UK relates to old gas manufacturing sites and also to electricity transmission sites. Cash flows are expected to be incurred until 2069. A number of estimation uncertainties affect the calculation of the provision, including the impact of regulation, the accuracy of site surveys, unexpected contaminants, transportation costs, the impact of alternative technologies, the expected timing and duration of cash flows, and changes in the real discount rate. This provision incorporates our best estimate of the financial effect of these uncertainties, but future changes in any of the assumptions could materially impact the calculation of the provision. The undiscounted amount is the undiscounted best estimate of the liability having regard to these uncertainties.
The remediation expenditure in the US is expected to be incurred until 2069, of which the majority relates to three Superfund sites (being sites where hazardous substances are present as a result of the historic operations of manufactured gas plants in Brooklyn, New York). The weighted average duration of the cash flows is 11 years. The uncertainties regarding the calculation of this provision are similar to those considered in respect of UK sites. Under the terms of our rate plans, we are entitled to recovery of environmental clean-up costs from rate payers.
Decommissioning provisions
The decommissioning provisions include £258 million (2021: £244 million) of expenditure relating to asset retirement obligations estimated to be incurred until 2104.
Restructuring provisions
In 2022, we continued to undertake design and implementation activities in respect of our new operating model and cost efficiency programme, which resulted in the recognition of an increased provision of £16 million in the year (2021: £11 million). The income statement expense relating to the provision has been treated as an exceptional item, and details are provided in note 5.
Other provisions
Included within other provisions at 31 March 2022 are the following amounts:
•    £163 million (2021: £166 million) of estimated liabilities in respect of past events insured by insurance subsidiary undertakings, including employer liability claims. In accordance with insurance industry practice, these estimates are based on experience from previous years, but we currently expect that cash flows will be incurred until 2037;
•    £121 million (2021: £nil) of estimated liabilities in respect of interconnector excess revenues which will be repayable in future reporting periods in accordance with the cap and floor regime constructed by Ofgem (see notes 3 and 38). These estimates are based on the respective interconnectors’ performance against their cumulative caps and cash outflows will be required to settle these liabilities by the financial year ending 31 March 2028;
•    £28 million (2021: £27 million) in respect of onerous lease commitments and rates payable on surplus properties with expenditure expected to be incurred until 2039; and
•    £26 million (2021: £13 million) in respect of emissions provisions with expenditure expected to be incurred until 2023.